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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           EASTGROUP PROPERTIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                                 April 24, 2001

Dear Stockholder:

     You are cordially invited to the annual meeting (the "Meeting") of stockholders of EastGroup Properties, Inc. (the "Company"), to be held on June 4, 2001 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi.

     Stockholders will be asked to vote on the election of eight directors of the Company and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The proposed transactions are important to you as a stockholder. Therefore, whether or not you plan to attend the Meeting, I urge you to give your immediate attention to the proposals. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                                          Very truly yours,
                                          /s/ Leland R. Speed
                                          LELAND R. SPEED
                                          Chairman of the Board of Directors

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 2001

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of EastGroup Properties, Inc. (the "Company"), will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on June 4, 2001 at 9:00 a.m., Jackson time, for the following purposes:

     1. To elect eight directors of the Company; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The directors sincerely desire your presence at the Meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

DATED: April 24, 2001

     THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 4, 2001

     The following information is being furnished to the stockholders of EastGroup Properties, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (the "Meeting"), to be held on June 4, 2001 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. A COPY OF THE COMPANY'S FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT THE COMPANY'S CORPORATE OFFICES, VIA E-MAIL ADDRESSED TO investor@eastgroup.net, OR FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT www.sec.gov. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 30, 2001.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses. The Company has retained InvestorCom, Inc. to assist with the solicitation of proxies and will pay InvestorCom, Inc. a fee of $2,500 plus reimbursement of out-of-pocket expenses for its services.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"), and shares of Series B Cumulative Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock"), entitled to vote at the Meeting has been fixed at the close of business on April 20, 2001. On such date there were 15,871,133 shares of Common Stock outstanding and 2,800,000 shares of Series B Preferred Stock outstanding. The holders of Common Stock are generally entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of stockholders. The holders of Series B Preferred Stock are generally entitled to 1.1364 votes for each share of Series B Preferred Stock on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company's Bylaws, directors will be elected by a plurality of the votes with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock and Series B Preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock and Series B Preferred Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the brokers do not vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), beneficially owned, as of April 17, 2001, more than five percent of the shares of Common Stock and shares of Series B Preferred Stock outstanding, except as set forth in the following table.

                                                         AMOUNT AND         PERCENT OF      PERCENT OF
                 NAME AND ADDRESS                     NATURE OF SHARES       SERIES B         COMMON
                OF BENEFICIAL OWNER                  BENEFICIALLY OWNED   PREFERRED STOCK   STOCK (1)
                -------------------                  ------------------   ---------------   ----------
Five Arrows Realty Securities II L.L.C.
  c/o Rothchild Realty, Inc.                         2,800,000 shares
  1251 Avenue of the Americas                        of Series B
  New York, New York 10020.........................  Preferred Stock (2)        100%            --(2)

Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street, Suite 3600               872,796 shares of
  Chicago, Illinois 60601..........................  Common Stock (3)            --            5.5%

T. Rowe Price Associates, Inc.
  100 East Pratt Street                              1,378,700 shares
  Baltimore, Maryland 21202........................  of Common Stock (4)         --            8.7%

---------------

(1) Based on the number of shares of Common Stock outstanding as of April 17, 2001 which was 15,871,133 shares of Common Stock.

(2) The 2,800,000 shares of Series B Preferred Stock are convertible into 3,181,920 shares of Common Stock or 16.7% of the outstanding shares of Common Stock as of April 17, 2001.

(3) Based on a Statement on Schedule 13G, Heitman/PRA Securities Advisors LLC, investment adviser to the Heitman Real Estate Portfolio, has sole voting and dispositive power with respect to these shares of Common Stock.

(4) Based upon a Statement on Schedule 13G filed with the SEC which indicated that these securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which has sole voting power with respect to 800,400 shares of Common Stock representing 5.0% of the shares of

    Common Stock outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company with respect to shares of Common Stock and Series B Preferred Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of April 17, 2001.

                                                                             NUMBER OF SHARES
                                                                               OF SERIES B
                                  NUMBER OF SHARES                           PREFERRED STOCK    PERCENTAGE OF SHARES
      DIRECTORS, NOMINEES         OF COMMON STOCK     PERCENTAGE OF SHARES     BENEFICIALLY         OF SERIES B
    AND EXECUTIVE OFFICERS       BENEFICIALLY OWNED   OF COMMON STOCK (1)         OWNED           PREFERRED STOCK
    ----------------------       ------------------   --------------------   ----------------   --------------------
D. Pike Aloian.................          9,750(2)               *               2,800,000(3)            100%
Alexander G. Anagnos...........         21,000(4)               *                       0                 *
H.C. Bailey, Jr................         23,352(5)               *                       0                 *
Fredric H. Gould...............         60,500(6)               *                       0                 *
David M. Osnos.................         31,650(7)               *                       0                 *
John N. Palmer.................         22,630(8)               *                       0                 *
Leland R. Speed................        320,057(9)             2.0%                      0                 *
David H. Hoster II.............        319,020(10)            2.0                       0                 *
N. Keith McKey.................        194,609(11)            1.2                       0                 *
Anthony J. Bruno...............        125,438(12)              *                       0                 *
C. Bruce Corkern...............         15,000(13)              *                       0                 *
William D. Petsas..............         24,500(14)              *                       0                 *
All directors, nominees and
  executive officers as a
  group........................      1,167,506(15)            7.1%              2,800,000               100%

---------------

  * Less than 1.0%.

 (1) Based on the number of shares of Common Stock outstanding as of April 17, 2001 which was 15,871,133 shares of Common Stock.

 (2) Includes 9,750 shares of Common Stock that Mr. Aloian has the right to acquire under the Company's 2000 Directors Stock Option Plan (the "2000 Directors Plan") and the Company's 1991 Directors Stock Option Plan, as amended (the "1991 Directors Plan").

 (3) The 2,800,000 shares of Series B Preferred Stock are held by Five Arrows Realty Securities II L.L.C. ("Five Arrows"), a Delaware limited liability company in which Rothschild Realty Investors IIA L.L.C., the managing member, has appointed Mr. Aloian, among others, as manager of Five Arrows. Mr. Aloian disclaims beneficial ownership of all of the shares of Series B Preferred Stock and the 3,181,920 shares of Common Stock (or 16.7% of the outstanding shares of Common Stock) issuable upon conversion of the shares of Series B Preferred Stock.

 (4) Includes 21,000 shares of Common Stock that Mr. Anagnos has the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan.

 (5) Includes (i) 9,000 shares of Common Stock that Mr. Bailey has the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan; (ii) 4,536 shares of Common Stock with respect to which Mr. Bailey has sole voting and dispositive power; and (iii) 9,816 shares of Common Stock with respect to which Mr. Bailey has shared voting and dispositive power.

 (6) Includes 12,000 shares of Common Stock that Mr. Gould has the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan, 21,600 shares of Common Stock owned by a company of which Mr. Gould is Chairman and Chief Executive Officer, 16,400 shares of Common Stock owned by a limited liability company a member of which is a limited partnership of which Mr. Gould is a general partner, and 4,500 shares of Common Stock owned by a limited partnership of which Mr. Gould is a general partner and an executive officer and sole shareholder of the managing general partner (Mr. Gould has shared voting and dispositive control over these shares). Mr. Gould disclaims beneficial ownership as to the 21,600 shares of Common Stock owned by the company, the 16,400 shares of Common Stock owned by the limited liability company and the 4,500 shares of Common Stock owned by the limited partnership.

 (7) Includes 23,250 shares of Common Stock that Mr. Osnos has the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan.

 (8) Includes 21,000 shares of Common Stock that Mr. Palmer has the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan.

 (9) Includes 161,608 shares of Common Stock that Mr. Speed has the right to acquire pursuant to exercisable options granted under the Company's 1994 Management Incentive Plan, as amended (the "1994 Incentive Plan"), and does not include 21,888 shares of Common Stock beneficially owned by Mr. Speed's spouse, as to which he disclaims beneficial ownership. Mr. Speed also owns 1,340 shares of 9.00% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), that do not have voting rights at the Meeting.

(10) Includes 197,715 shares of Common Stock that Mr. Hoster has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 42,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan. Does not include 4,680 shares of Common Stock beneficially owned by Mr. Hoster's wife and daughters, as to which he disclaims beneficial ownership.

(11) Includes 135,000 shares of Common Stock that Mr. McKey has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 30,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(12) Includes 19,820 shares of Common Stock owned by the Ensign Property Group Profit Sharing Plan for Mr. Bruno's benefit and 15,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan. Does not include 1,600 shares of Common Stock beneficially owned by Mr. Bruno's wife, as to which he disclaims beneficial ownership. Mr. Bruno also has sole voting and investment power as to 1,300 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(13) Includes 5,000 shares of Common Stock that Mr. Corkern has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 10,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(14) Includes 7,500 shares of Common Stock Mr. Petsas has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 15,000 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(15) Includes 96,000 shares of Common Stock that directors of the Company have the right to acquire under the 2000 Directors Plan and the 1991 Directors Plan, 506,823 shares of Common Stock that officers of the Company have the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 112,000 shares of Common Stock granted to officers as incentive restricted shares under the 1994 Stock Option Plan.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws of the Company, the number of directors shall be eight. All eight positions on the Board of Directors are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the Company's next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The Company's directors recommend a vote FOR the eight nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying Form of Proxy to vote at the Meeting FOR these nominees. Each of the nominees listed below was elected a director at the Company's 2000 Annual Meeting of Stockholders.

     Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

        NAME, POSITION(S) AND                                 PRINCIPAL OCCUPATION AND
       TENURE WITH THE COMPANY           AGE            BUSINESS FOR THE PAST FIVE YEARS (1)
       -----------------------           ---            ------------------------------------
D. Pike Aloian.......................    46     Managing Director of Rothschild Realty, Inc. (real
  Director since 1999                           estate investment advisory services).

Alexander G. Anagnos.................    74     Financial Advisor with W.R. Family Associates.
  Director since 1994

H. C. Bailey, Jr.....................    61     Chairman and President of H. C. Bailey Company (real
  Director since 1980                           estate development and investment).

Fredric H. Gould.....................    65     General Partner of Gould Investors L.P.; Chairman of
  Director since 1998                           BRT Realty Trust; Chairman and Chief Executive
                                                Officer of One Liberty Properties, Inc.

David H. Hoster II...................    55     Chief Executive Officer of the Company since 1997
  Director and President since                  and President since 1993; Executive Vice President
  1993; Chief Executive Officer                 of the Company until 1993.
  since 1997

David M. Osnos.......................    69     Attorney and Senior Partner in the law firm of Arent
  Director since 1993                           Fox Kintner Plotkin & Kahn.

        NAME, POSITION(S) AND                                 PRINCIPAL OCCUPATION AND
       TENURE WITH THE COMPANY           AGE            BUSINESS FOR THE PAST FIVE YEARS (1)
       -----------------------           ---            ------------------------------------
John N. Palmer.......................    66     Chairman of GulfSouth Capital, Inc. (investment
  Director since 1992                           management) since 2000; Chairman of SkyTel
                                                Communications, Inc. until 1999.

Leland R. Speed......................    68     Chairman of the Board of the Company and Parkway
  Director since 1978 and                       Properties, Inc.; Chief Executive Officer of the
  Chairman since 1983                           Company and Parkway Properties, Inc. until 1997.

---------------

(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Directors and nominees to the Company's Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:


               NAME                                               COMPANY
               ----                                               -------
D. Pike Aloian...................................    Koger Equity, Inc.
                                                     Brandywine Realty Trust

Fredric H. Gould.................................    BRT Realty Trust
                                                     One Liberty Properties, Inc.
                                                     Yonkers Financial Corp.

David M. Osnos...................................    VSE Corporation
                                                     Washington Real Estate Investment Trust

John N. Palmer...................................    AmSouth Bancorporation

Leland R. Speed..................................    ChemFirst Inc.
                                                     Farm Fish, Inc.
                                                     Parkway Properties, Inc.

COMMITTEES AND MEETING DATA

     The Audit Committee of the Company's Board of Directors consists of Messrs. Aloian, Gould and Osnos. The Audit Committee met three times during the Company's 2000 fiscal year. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or to accounting practices which the Audit Committee believes merit such review.

     The Compensation Committee of the Company's Board of Directors consists of Messrs. Anagnos, Bailey and Palmer. Its function is to recommend compensation levels for directors, review compensation levels for executive officers and administer the 1994 Incentive Plan. The Compensation Committee met three times during the Company's 2000 fiscal year.

     The Investment Committee of the Company's Board of Directors consists of Messrs. Bailey, Hoster and Speed. Its function is to approve any purchase of a real estate asset or investment on which the total investment by the Company does not exceed $7,500,000. The Investment Committee met four times during the Company's 2000 fiscal year.

     The Company does not have a standing nominating committee or any committee performing a similar function.

     The Board of Directors held four meetings during the Company's 2000 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

     Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Aloian, Gould and Osnos, each of whom is independent and meets the requirements of the New York Stock Exchange. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                                            THE AUDIT COMMITTEE

                                            DAVID M. OSNOS, CHAIR
                                            D. PIKE ALOIAN
                                            FREDRIC H. GOULD

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC within the first 10 days of the month following any purchase or sale of Common Stock. During 2000, no officer or director of the Company was late in filing a report under Section 16(a) other than Fredric H. Gould with respect to a Form 4 filing concerning three purchases of shares of Common Stock (totaling 4,000 shares of Common Stock) and Jann W. Puckett with respect to a Form 4 filing concerning three option exercises and four sale transactions of shares of Common Stock. Ms. Puckett exercised and sold a total of 2000 shares of Common Stock.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers:

         NAME, POSITION AND                              PRINCIPAL OCCUPATION AND BUSINESS
       TENURE WITH THE COMPANY           AGE               EXPERIENCE FOR PAST FIVE YEARS
       -----------------------           ---             ---------------------------------
Leland R. Speed......................    68     See table under "Nominees."
  Director since 1978 and Chairman
  since 1983

David H. Hoster II...................    55     See table under "Nominees."
  Director and President since 1993,
  Chief Executive Officer since 1997

N. Keith McKey.......................    50     Executive Vice President of the Company since 1993,
  Executive Vice President since                Chief Financial Officer and Secretary since 1992 and
  1993, Chief Financial Officer and             Treasurer since 1997.
  Secretary since 1992, Treasurer
  since 1997

Anthony J. Bruno.....................    59     Senior Vice President of the Company since 1998;
  Senior Vice President since 1998              President of EastGroup Property Services, LLC since
                                                1998; President of The Ensign Company (real estate
                                                development) until 1998.

William D. Petsas....................    43     Senior Vice President of the Company since 2000;
  Senior Vice President since 2000              Vice President of ProLogis Trust (a real estate
                                                investment trust that owns and operates industrial
                                                properties) until 2000.

C. Bruce Corkern.....................    39     Senior Vice President and Controller of the Company
  Senior Vice President and                     since 2000; Vice President of Finance of Time Warner
  Controller since 2000                         Cable (Jackson/Monroe Division) until 2000.

     There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 2000, 1999 and 1998, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during 2000 exceeded $100,000 (the "Named Officers").

                                                                     LONG TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                              ------------------------
                                   ANNUAL COMPENSATION        RESTRICTED   SECURITIES
         NAME AND                  -------------------          STOCK      UNDERLYING       ALL OTHER
    PRINCIPAL POSITION      YEAR    SALARY     BONUS          AWARDS (3)   OPTIONS (4)   COMPENSATION (5)
    ------------------      ----   --------   --------        ----------   -----------   ----------------
Leland R. Speed...........  2000   $165,000   $525,500(1)(2)       -0-          -0-          $ 9,500
  Chairman                  1999    155,000    106,950(1)          -0-       20,000            9,000
                            1998    152,439    134,748(1)          -0-          -0-           10,500

David H. Hoster II........  2000    255,000    210,375(1)       42,000          -0-           16,900
  President and             1999    240,000    207,000(1)          -0-       50,000           15,016
  Chief Executive Officer   1998    223,534    197,048(1)          -0-          -0-           14,146

N. Keith McKey............  2000    185,000    122,100(1)       30,000          -0-           14,968
  Executive Vice            1999    175,000    120,750(1)          -0-       26,000           14,218
  President, Chief          1998    156,735    137,475(1)          -0-          -0-           14,126
  Financial Officer,
  Treasurer and
  Secretary

Anthony J. Bruno..........  2000    162,240    292,759          15,000          -0-           16,220
  Senior Vice President     1999    156,000    186,778             -0-       13,000           15,358
                            1998    127,756    153,196             -0-          -0-              709

William D. Petsas.........  2000(6) 170,000     55,250          15,000       15,000            4,642
  Senior Vice President

---------------

(1) This is the amount of incentive compensation payable to the Named Officer under the 1994 Incentive Plan. For 2000 and 1999, this amount was paid 60% in cash and 40% in shares of Common Stock. For 1998, this amount was paid two-thirds in cash and one-third in shares of Common Stock.

(2) Mr. Speed received a one time cash award of $410,000 in lieu of an award of incentive restricted shares granted to the remaining Named Officers.

(3) On December 5, 2000, the Compensation Committee of the Board of Directors granted restricted shares to the Named Officers, effective as of January 1, 2000. Under these grants of restricted shares, employees' rights to the restricted shares are conditioned on the Company's achievement of specified performance goals. The Company's performance goal with respect to these awards is the achievement of cumulative funds from operations ("FFO") for the years 2000 through 2003 of $11.80 per share of Common Stock (10.6% compounded growth). The employees' agreements provide that if the Company's cumulative FFO is $11.80 or greater by December 31, 2003, the employees' interest in 40% of the restricted shares will become nonforfeitable as of December 31, 2003 and 10% will become nonforfeitable as of December 31 for each of the next six years, provided the employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is at least $11.60 but less than $11.80 as of December 31, 2003, 30% of the restricted shares will become nonforfeitable as of such date and 11.67% will vest on December 31 of each of the next six years, provided employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO if at least $11.40 but less than $11.60 as of December 31, 2003, 20% becomes nonforfeitable as of such date and 13.33% will vest on December 31 of each of the next six years, provided employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is at least $11.20 but less than $11.40 as of December 31, 2003, 10% of the restricted shares will become nonforfeitable as of December 31, 2003 and 15% will vest on December 31 of each of the next six years, provided the employee is still employed by the Company on the relevant vesting date. If the Company's cumulative FFO is less than $11.20 as of December 31, 2003, 20% of the restricted shares will vest on December 31, 2005 and for the following four years, provided the employee is sill employed by the Company on the relevant vesting date. If an employee's employment terminates before December 31, 2009 by reason of death or disability, the employee's interest in any forfeitable restricted shares may become nonforfeitable depending on the number of restricted shares already vested or the number of years elapsed since the date of grant. Dividends on the restricted shares will be retained by the Company, to be paid only when the related shares become nonforfeitable.

(4) These options were granted under the Company's 1994 Incentive Plan and become exercisable with respect to one-half of the shares on the first anniversary date of grant and one-half of the shares on the second anniversary date of grant.

(5) This is the Company's discretionary contribution and matching contribution to its 401(k) Plan for the Named Officer's benefit and the amount of premium paid by the Company for group term life insurance on the Named Officer's life.

(6) Mr. Petsas became an executive officer of the Company in April 2000.

     Option Grants. No options were granted to the Named Officers other than Mr. Petsas during the year ended December 31, 2000. The following table gives information with respect to options granted to Mr. Petsas during the year ended December 31, 2000. The "Potential Realizable Value" column assumes that the price of the shares of Common Stock will appreciate at annual rates of 5% and 10%, respectively, during the term of the options. The price of the shares of Common Stock on the date of grant was $20.688 per share. There can be no assurance that such appreciation will take place.

                                               INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE VALUE
                           ----------------------------------------------------------      AT ASSUMED ANNUAL RATES
                            NUMBER OF    PERCENT OF TOTAL                                      OF STOCK PRICE
                           SECURITIES        OPTIONS                                          APPRECIATION FOR
                           UNDERLYING       GRANTED TO        EXERCISE                           OPTION TERM
                             OPTIONS        EMPLOYEES         OF BASE      EXPIRATION    ---------------------------
          NAME             GRANTED (#)    IN FISCAL YEAR    PRICE ($/SH)      DATE         5% ($)          10% ($)
          ----             -----------   ----------------   ------------   ----------    ----------      -----------
           (a)                 (b)             (c)              (d)           (e)           (f)              (g)
William D. Petsas........     15,000           23.3%          $20.688       4/16/10       195,502          493,409
  Senior Vice President

     Option Exercises and Year End Values. No options were exercised by Messrs. Speed, McKey and Petsas during 2000. The following table shows the value realized by Messrs. Hoster and Bruno upon the exercise of options, and the year end value of unexercised in-the-money options held by the Named Officers at the fiscal year end. Year end values are based upon the closing price of shares of Common Stock on the New York Stock Exchange, Inc. on December 29, 2000 ($22.375).

               AGGREGATED OPTION EXERCISES WITH LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                   SHARES                                                     VALUE OF UNEXERCISED
                                  ACQUIRED        VALUE         NUMBER OF UNEXERCISED             IN-THE-MONEY
            NAME                 ON EXERCISE     REALIZED       OPTIONS AT FY-END (#)         OPTIONS AT FY-END ($)
            ----               ---------------   --------   -----------------------------   -------------------------
                                                            EXERCISABLE/UNEXERCISABLE (1)   EXERCISABLE/UNEXERCISABLE
                                                            -----------------------------   -------------------------
Leland R. Speed..............         N/A            N/A           161,608/10,000              $1,067,111/$20,000
  Chairman

David H. Hoster II...........       1,000         $5,858           198,715/25,000              $  987,679/$50,000
  President and Chief
  Executive Officer

N. Keith McKey...............         N/A            N/A           135,000/13,000              $  785,765/$26,000
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary

Anthony J. Bruno.............       4,900         $5,513              1,600/6,500              $    3,200/$13,000
  Senior Vice President

William D. Petsas............         N/A            N/A              7,500/7,500              $   12,653/$12,653
  Senior Vice President

---------------

(1) These options, both exercisable and unexercisable, represent options granted to the Named Officer under the 1994 Incentive Plan.

     Compensation Committee Report. The Compensation Committee of the Board of Directors consists of Messrs. Anagnos, Bailey and Palmer. The Compensation Committee believes that the main purpose of base compensation is to provide sufficient base compensation to the executive officers of the Company in relation to salary levels for other real estate companies and the officer's level of responsibility. The Compensation Committee considered a number of factors in setting the base compensation of Mr. Hoster, the Company's Chief Executive Officer, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies the same relative size as the Company, the success of the Company's recent program of acquiring industrial properties and developing industrial properties and his importance in delineating and implementing the Company's strategic plans.

     The Compensation Committee has determined that the primary goals of the Company's compensation policies should be as follows:

     - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

     - To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of the stock-based incentives that result in increased Common Stock ownership by executive officers.

     The Compensation Committee believes that incentive compensation payable to the executive officers of the Company should be based upon the Company's performance and align the interests of management and the Company's stockholders. In 1994, the Compensation Committee, in conjunction with an independent compensation consultant, formulated the 1994 Incentive Plan. The 1994 Incentive Plan was approved by the Company stockholders in December 1994. Under the 1994 Incentive Plan, each year the Compensation Committee establishes a goal for funds from operations ("FFO") per share, a minimum level for FFO per share below which incentive compensation should not be paid, and an incentive award payout objective for each executive officer.

The Compensation Committee determined the FFO targets based upon its analysis of the Company's internal projected financial results for 2000 and the estimates of 2000 FFO prepared by independent securities analysts who followed the Company. For 2000, 60% of the incentive award was paid in cash and 40% in shares of Common Stock. For 2000, the target bonus amounts were 60% of total base salary for Messrs. Speed and McKey and 75% for Mr. Hoster. The Compensation Committee believed that the stockholders of the Company would be benefitted significantly if the FFO goal was met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Company's stockholders. The target bonus amounts were set by the Compensation Committee after consultation with the compensation consultant who helped the Compensation Committee formulate the 1994 Incentive Plan.

     The Company's 2000 FFO exceeded the goals set by the Compensation Committee. After consideration, the Compensation Committee believed that each of Mr. Speed, Mr. McKey and Mr. Hoster should be paid the amount of incentive compensation provided by the above formula, under which Messrs. Speed, Hoster and McKey received bonuses with respect to 2000 of $115,500, $210,375 and $122,100, respectively, 60% of which was paid in cash and 40% of which was paid in shares of Common Stock.

     On December 5, 2000, the Compensation Committee granted Messrs. Hoster, McKey, Bruno and Petsas restricted shares under the 1994 Management Incentive Plan. The number of restricted shares granted to each such officer is set forth in the Summary Compensation Table and the terms of the restricted shares are described in a footnote to the table. The Compensation Committee believes that the restricted shares will help the Company to retain its valuable human capital because the restricted shares allow participants to benefit from dividends as well as stock price appreciation. The Compensation Committee also believes that the grants further align the interests of the Company and its stockholders. Mr. Speed did not receive a restricted stock award but was granted a one time cash bonus of $410,000 in lieu thereof.

                                            H.C. BAILEY, JR.
                                            JOHN N. PALMER
                                            ALEXANDER G. ANAGNOS

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on shares of Common Stock over the five years ending December 31, 2000 against the cumulative return of the Standard & Poor's 500 ("S&P 500"), and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

                                  [LINE GRAPH]

                                                       THE COMPANY                   S&P 500                  NAREIT EQUITY
                                                       -----------                   -------                  -------------
1995                                                        100                         100                         100
1996                                                     138.73                      122.96                      135.27
1997                                                     172.72                      163.99                      162.67
1998                                                     158.16                      210.86                       134.2
1999                                                     172.07                       255.2                         128
2000                                                     223.62                      231.96                      161.75

----------------------------------------------------------------------------------
                         1995      1996      1997      1998      1999      2000
----------------------------------------------------------------------------------
 The Company            100.00    138.73    172.72    158.16    172.07    223.62
----------------------------------------------------------------------------------
 S&P 500                100.00    122.96    163.99    210.86    255.20    231.96
----------------------------------------------------------------------------------
 NAREIT Equity          100.00    135.27    162.67    134.20    128.00    161.75
----------------------------------------------------------------------------------

     Directors' Fees. Under the Company's standard compensation arrangements with directors (except Mr. Speed and Mr. Hoster who are salaried officers), directors are paid a monthly stipend of $500, plus $1,000 and reimbursement of actual expenses for attendance at each meeting of the Board of Directors and $750 and reimbursement of expenses for each meeting of a committee established by the Board of Directors. Only one fee is paid in the event more than one meeting is held on a single day.

     Directors Stock Option Plan. At the 2000 annual meeting, the stockholders of the Company approved the 2000 Directors Plan which replaces the 1991 Directors Plan. The 2000 Directors Plan authorizes the issuance of options for up to 150,000 shares of Common Stock to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors Plan, each Non-Employee Director of the Company on March 15, 1991 was automatically granted an option to purchase 7,500 shares of Common Stock. Under the 2000 Directors Plan, each person who first becomes a Non-Employee Director after June 1, 2000 will automatically be granted an option to purchase 7,500 shares of Common Stock on the date the person becomes a Non-Employee Director, if such shares of Common Stock are available. Each Non-Employee Director will also be granted an option to purchase 2,250 additional shares of Common Stock on the date of any annual meeting at which such Non-Employee Director is reelected to the Board of Directors. The option exercise price is the closing price of a share of Common Stock if shares of Common Stock are listed on an exchange or the average between the bid and the asked price for the date if the shares of Common Stock are traded over-the-counter (or, if no shares of Common Stock were publicly traded on that date, the next preceding date that such shares of Common Stock were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant, or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option.

     No director exercised options under the 1991 Directors Plan or 2000 Directors Plan during 2000 other than H.C. Bailey, Jr. On March 15, 2000, Mr. Bailey exercised options to purchase 7,500 shares of Common Stock at an exercise price of $10.67 per share, 2,250 shares of Common Stock at an exercise price of $11.25 per share, 2,250 shares of Common Stock at an exercise price of $12.67 per share and 2,250 shares of Common Stock at an exercise price of $14.58 per share. On June 1, 2000, Messrs. Aloian, Anagnos, Bailey, Gould, Palmer and Osnos each received an option to purchase 2,250 shares of Common Stock at an exercise price of $21.75 per share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Cost Sharing Arrangement with Parkway Properties, Inc. Currently, Parkway Properties, Inc. and the Company equally share the services and expenses of the Chairman of the Board of Directors. These services and expenses include rent for office and storage space, administrative costs, insurance benefits, entertainment and travel expenses, and the salary and benefits associated with the Chairman's administrative assistant. For the year ended December 31, 2000, these services and expenses totaled approximately $56,000 and were shared equally between the two companies.

     Legal Services. David M. Osnos, a director of the Company, is an attorney and senior partner in the law firm of Arent Fox Kintner Plotkin & Kahn that has served as counsel to the Company in various matters during 1999.

     Change in Control Agreements. The Company is a party to a Change in Control Agreement with each of Messrs. Speed, Hoster, McKey and Petsas (the "Executives"). These agreements provide that if an Executive is terminated or leaves the Company's employment for certain reasons during the 36-month period with respect to Messrs. Speed, Hoster and McKey and the 18-month period with respect to Mr. Petsas, following a Change in Control, the Company will pay the Executive a lump sum benefit of 2.99 times in the cases of Messrs. Speed, Hoster and McKey and 1.5 times in the case of Mr. Petsas, the average of the Executive's salary and accrued bonus for the three calendar years that ended immediately before (or coincident with) the Change in Control (the "Average Annual Compensation"). The Change in Control Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six-month period following a Change in Control, in which case the Executive will receive severance payments from the Company for a period of 36 months in the cases of Messrs. Speed, Hoster and McKey and 18 months in the case of Mr. Petsas equal to one-twelfth of the Executive's Average Annual Compensation; provided that if the Executive receives any remuneration in the form of wages, salary or consulting fees from another employer or income from self-employment during the 36-month or 18-month in the case of Mr. Petsas severance pay period, the Company's obligation under this sentence shall be reduced by one-half of the amount of such remuneration. Change in Control is defined in such agreement as
(i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company's outstanding securities; (iii) certain changes in the Company's Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

     Employment Agreement with Anthony J. Bruno. EastGroup Property Services, LLC, which is wholly owned by the Company's operating partnership, has entered into an Employment Agreement, as amended, with Mr. Bruno. Pursuant to this agreement, for a period of five years from March 1, 1998 (subject to renewal), Mr. Bruno serves as Chief Operating Officer of EastGroup Property Services, LLC and as Senior Vice President of the Company. In exchange for such services, Mr. Bruno receives $150,000 per annum subject to adjustment annually by the greater of 4% or the variance in the cost-of-living index. Mr. Bruno also receives a bonus annually based on EastGroup Property Services, LLC's profits from development activities. However, the amount of the bonus payable to Mr. Bruno for the year beginning March 1, 1999 and for any subsequent year will be reduced (but not below zero) until such time as the aggregate amount of such reductions equal $165,000. Mr. Bruno's employment agreement also contains a non-competition agreement that lasts until the later of six years from the date of the agreement or three years following the termination of his employment.

                        PROPOSAL NO. 2 -- OTHER MATTERS

     The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 2001. A representative of KPMG LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

     During the fiscal year ending December 31, 2000, KPMG LLP provided various audit and non-audit services to the Company as follows:

     Audit Fees. The aggregate fees billed to the Company by KPMG LLP during the fiscal year 2000 for audit of the Company's annual financial statements and review of those financial statements in the Company's quarterly reports on Form 10-Q totaled $171,500.

     Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2000.

     All Other Fees. The aggregate fees billed by KPMG LLP for professional services rendered to us during fiscal year 2000, other than the audit services referred to above, were $154,800, of which $127,600 were billed for services rendered to us in connection with tax preparation and tax consulting.

     The Audit Committee of the Board has considered whether provision of the services described above is compatible with maintaining the independent accountants' independence and has determined that those services have not adversely affected KPMG LLP's independence.

                         STOCKHOLDER PROPOSALS FOR THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS FOR THE COMPANY'S PROXY MATERIAL

     Any Company stockholder who wishes to submit a proposal for presentation at the Company's 2002 Annual Meeting of Stockholders must submit such proposal to the Company at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, Attention: Secretary no later than December 31, 2001, in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2002 Annual Meeting of Stockholders.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY MATERIAL

     For any stockholder proposal to be presented in connection with the 2002 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

     In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

     Based upon a meeting date of June 4, 2001 for the 2001 Annual Meeting of Stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2002 Annual Meeting of Stockholders should give written notice to the Company's Secretary not later than April 5, 2002 and not earlier than March 6, 2002.

     The advance notice provisions in the Company's Bylaws also provide that in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder's notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     The specific requirements of these advance notice and eligibility provisions are set forth in Article II, Section 12 of the Company's Bylaws, a copy of which is available upon request. Such requests and any stockholder proposals should be sent to the Secretary of the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

                                                                      APPENDIX A

                           EASTGROUP PROPERTIES, INC.

                            AUDIT COMMITTEE CHARTER

     There shall be a committee of the Board of Directors (the "Board") of EastGroup Properties, Inc. (the "Company") to be known as the Audit Committee. Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. The Audit Committee shall provide assistance to the Board in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent auditors, and the financial management of the company.

     In carrying out these responsibilities, the Audit Committee shall:

     - Review, evaluate, and recommend to the Board the independent auditors to be selected to audit the books of the company, its divisions and subsidiaries. The independent auditors are ultimately accountable to the Board and the Audit Committee.

     - Ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and EastGroup. The Audit Committee shall actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall recommend that the Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

     - Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit including any comments or recommendations of the independent auditors.

     - Review with the independent auditors and with the company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

     - Prior to the release of the annual report to shareholders, the committee shall review the financial statements to be contained in such report and determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles shall be reviewed.

     - At all meetings of the Audit Committee, sufficient opportunity shall be made available for the independent auditors to meet with the members of the Audit Committee without members of management present.

       Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of their audit.

     - Minutes of the meeting of the Audit Committee shall be submitted to the Board of Directors of the company.

     - The committee shall cause to be made an investigation into any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - The committee shall review and reassess the adequacy of this Charter at least annually. The committee shall submit the charter to the Board of Directors for approval and have the document published at least once every three years in accordance with SEC regulations.

     - Annually, the committee shall prepare a report to shareholders as required by the Securities and Exchange Commission. The report shall be included in the company's annual proxy statement.

     In carrying out their responsibilities the Audit Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

                                                                           PROXY
                           EASTGROUP PROPERTIES, INC.
                             300 One Jackson Place
                            188 East Capitol Street
                           Jackson, Mississippi 39201

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DAVID H. HOSTER II and N. KEITH MCKEY, or either of them, Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc. (the "Company"), and all shares of Series B Cumulative Convertible Preferred Stock, par value $0.0001 per share, of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Monday, June 4, 2001, at 9:00 a.m., Jackson time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse.

              PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN THE
                      ACCOMPANYING POSTAGE-PAID ENVELOPE.
               (Continued and to be signed on the reverse side.)

Please mark your vote as in this example.  [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER INDICATED IN 1 BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTERS REFERRED TO IN 2 BELOW. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

1. ELECTION OF DIRECTORS

     [ ]FOR ALL                            [ ]WITHHOLD FROM                [ ]FOR ALL EXCEPT
        NOMINEES                              ALL NOMINEES
                 Nominees: D. Pike Aloian; Alexander G. Anagnos; H. C. Bailey Jr.; Fredric H. Gould;
                      David H. Hoster II; David M. Osnos; John N. Palmer; and Leland R. Speed.
     For all nominees, except vote withheld from the following nominee(s):
     -----------------------------------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                                  PLEASE SIGN EXACTLY AS
                                                  NAME(S) APPEAR ON STOCK
                                                  CERTIFICATE(S). A
                                                  corporation is requested to
                                                  sign its name by its
                                                  President or other
                                                  authorized officer, with
                                                  the office held so
                                                  designated. A partnership
                                                  should sign in the
                                                  partnership name by an
                                                  authorized person.
                                                  Executors, trustees,
                                                  administrators, etc. are
                                                  requested to indicate the
                                                  capacity in which they are
                                                  signing. JOINT TENANTS
                                                  SHOULD BOTH SIGN.

                                                  YOUR VOTE IS IMPORTANT!

                                                  PLEASE, SIGN, DATE AND
                                                  RETURN THIS PROXY CARD IN
                                                  THE ACCOMPANYING
                                                  POSTAGE-PAID ENVELOPE.

                                                  ---------------------------

                                                  ---------------------------
                                                  SIGNATURE(S)           DATE